Exhibit (M)(5)
EXHIBIT A
TO AMENDED AND RESTATED RULE 12B-1 DISTRIBUTION PLAN
(AS AMENDED NOVEMBER 16, 2007)
Name of Series and Class
ICON Asia-Pacific Region Fund
Class A
Class C
Class I
ICON Bond Fund
Class C
Class I
ICON Core Equity Fund
Class C
Class I
Class A
ICON Income Opportunity Fund (formerly, ICON Covered Call Fund)
Class C
Class I
Class A
ICON Equity Income Fund
Class C
Class I
Class A
ICON Europe Fund
Class A
Class C
Class I
ICON International Equity Fund
Class C
Class I
Class A
ICON Long/Short Fund
Class C
Class I
Class A
Dated November 16, 2007